UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 17, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



       North Carolina                  1-13408                   56-1362926
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


               5949 Sherry Lane, Suite 1050, Dallas, Texas      75225
                 (Address of Principle Executive Offices)     (Zip Code)

Registrant's Telephone Number, Including Area Code  (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition


     On May 17, 2005, Digital Recorders, Inc. (the "Company") announced in a press release the Company's results for first quarter 2005, as well as its outlook for the next 18 months to 24 months.

     The Company also announced in the press release that it had filed its Form 10-K for the quarter ended March 31, 2005.

     The Company further announced in the press release that its Annual Meeting of Shareholders will be held Friday, June 3, 2005, at 10 a.m. (Eastern) at the Radisson Hotel Research Triangle Park located at Interstate 40 at Davis Drive (Exit 280) in Research Triangle Park, N.C. Shareholders of record at the close of business on Friday, April 15, 2005, were entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits

     (c)  Exhibits.
          99.1 Press release dated May 17, 2005.

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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DIGITAL RECORDERS, INC.

Date: May 17, 2005                                   By: /s/ DAVID N. PILOTTE
                                                         -----------------------
                                                         David N. Pilotte
                                                         Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

 99.1    Press release dated May 17, 2005.